UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  October 3, 2016

ALANCO TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

ARIZONA	0-9437	86-0220694
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

7950 E. ACOMA DRIVE, SUITE 111 SCOTTSDALE, AZ 85260
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: 480-607-1010

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under The Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under The Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On September 28, 2016, the Company issued a press release announcing that it's wholly-owned subsidiary, Alanco Behavioral Health, Inc., executed a binding Letter of Intent to acquire Bella Monte Recovery LLC.  A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits

99.1 Press Release dated September 28, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Alanco Technologies, Inc.

Date: October 3, 2016	By:	/s/ John A. Carlson
Name: John A. Carlson
Title: Director, President & Chief Executive Officer